Exhibit 10.6

Amended and Restated Voting Rights Proxy Agreement

In relation to

Guangzhou Onion Vogue Group Co., Ltd

Between

Guangzhou Transasia Trading Co., Ltd

And

Guangzhou Onion Vogue Group Co., Ltd

And

The Shareholders listed in Exhibit I

September 26, 2020

Amended and Restated Voting Rights Proxy Agreement

This amended and restated voting rights proxy agreement (“Agreement”) is made by the following parties on September 26, 2020 (“Execution Date”):

1.	Shareholders listed in Exhibit I (collectively the “Shareholders” or individually a “Shareholder”);

2.	Guangzhou Transasia Trading Co., Ltd (formerly known as Guangzhou Heshanshan Equity Investment Co., Ltd., the “WFOE”)

Registered address: 3-05-14, No.309, Middle Huangpu Avenue, Tianhe District, Guangzhou

Legal representative: Bai Pingsan

3.	Guangzhou Onion Vogue Group Co., Ltd (formerly known as Guangzhou Liangkeshu Network Technology Co., Ltd., the “Company”)

Registered address: 3-05-2, No.309, Middle Huangpu Avenue, Tianhe District, Guangzhou

Legal representative: Bai Pingsan

(Each of the above parties is hereinafter referred to individually as a “Party”, and collectively as the “Parties”.)

Whereas,

1.	The Shareholders are the currently registered shareholders of the Company and hold 100% of the equity of the Company.

2.

The Shareholders intend to appoint the WFOE and its designated person, including but not limited to any director, successor or liquidator of the WFOE, but excluding persons who may have conflicts of interest (the “Proxy”) to exercise all their shareholders’ voting rights in the Company, and the WFOE intends to accept such arrangement.

3.	Based on the consensus between the Parties, the Parties signed a voting rights proxy agreement on September 19, 2018 (“Original Agreement”).

Now, therefore, the Parties agree as follows based on the Original Agreement to replace the provisions of the Original Agreement:

1.	Grant of Proxy Powers

1.1

The Shareholders hereby irrevocably undertake that they will sign respectively the Power of Attorney in the substance and format set forth in Exhibit II attached hereto after execution of this Agreement, to authorize and only authorize the Proxy to exercise, on behalf of the Shareholders, all the rights of Shareholders as the shareholders of the Company (“Powers”) according to the current articles of association of the Company, including but not limited to:

(a)	As the agent of the Shareholders, convening and attending the shareholders’ meeting of the Company under laws and the articles of association of the Company;

(b)

exercising all shareholder’s rights and voting powers on any matters to be deliberated on and resolved by the shareholder’s meeting on behalf of the Shareholders, including but not limited to appointing and electing the legal representative, directors and shareholder-representative supervisors of the Company, the sale, transfer, pledge and disposal of the Shareholders’ all or part of equity in the Company, amending the articles of association of the Company, and dissolving or liquidating the Company;

(c)

exercising other shareholder’s rights or voting powers under laws or the articles of association of the Company (including any other shareholder’s rights or voting powers specified in the changed laws or the amended articles of association of the Company);

(d)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Shareholders, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Shareholders, provided that the WFOE agrees to the above Powers and entrustment and the Proxy shall not exercise the above Powers in its sole discretion without the express written authorization of the WFOE. When and only if the WFOE issues to the Shareholders a written notice of removing or replacing the Proxy, the Shareholders shall immediately entrust other proxy designated then by the WFOE to exercise the above Powers. The new authorization shall supersede the original one immediately after it is made. To the extent permitted by the applicable laws, the Shareholders shall not revoke any authorization to or Powers of the WFOE and the Proxy.

1.2

The Proxy shall perform his/her duties diligently and carefully to the extent of the Powers hereunder according to the indication of intent of the WFOE. The Shareholders shall acknowledge and assume corresponding liabilities for any legal consequences of exercising the above Powers by the Proxy according to this Agreement.

1.3

The Shareholders hereby acknowledge that the Proxy exercises the above Powers according to the instruction and indication of intent of the WFOE, and is not required to seek for opinions of the Shareholders when exercising the above Powers. However, when any resolutions or any proposals of convening any interim shareholders’ meeting are made, the Proxy shall notify the Shareholders in a timely manner.

2.	Right of Information

2.1

The WFOE has the right to designate the Proxy to acquire relevant information of the operation, business, client, finance, employee, etc. of the Company, and consult relevant documents of the Company, to exercise the Powers. The Company shall provide full cooperation.

3.	Exercise of the Powers

3.1

The Shareholders shall provide full assistance for the WFOE and the Proxy to exercise the Powers, including prompt signing of the resolutions of the shareholders’ meeting made by the Proxy or other related legal documents when necessary (for example, to meet the requirements of the government authority on submitting documents for approval, registration, and filing).

3.2

If it is unable to grant or exercise the Powers due to any reason (except the breach of the Shareholders or the Company) at any time during the term of this Agreement, the Parties shall immediately seek an alternative closed to the unachievable provisions, and enter into a supplemental agreement when necessary to amend or adjust the provisions, to ensure the purpose of this Agreement can be achieved.

4.	Exemption of Liability and Indemnification

4.1

The Parties acknowledge that in no event will the WFOE be liable in any way to other Parties or any third party or make any economic or other compensation with respect to the exercise by the person designated by it of the Powers according to its instruction and indication of intent.

4.2

The Shareholders and the Company agree to indemnify the WFOE and hold the WFOE harmless from any losses the WFOE suffers or may suffer from the exercise by the Proxy of the Powers, including but not limited to any losses arising from any litigation, demand, arbitration, or claim by any third party, or any administrative investigation or penalty by any government authority, except for any loss caused by the breach of the WFOE’s instruction, the intentional misconduct or gross negligence of the Proxy.

5.	Representations, Warranties and Covenants

(1)	The Shareholders severally represent and warrant that

5.1.1

They are natural persons of full capacity for civil acts according to the PRC Laws or entities duly registered or validly existing according to the PRC Law, who have full and separate legal status and capacity, have been duly authorized to execute, deliver and perform this Agreement, and can sue and be sued.

5.1.2

They have full power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereunder and to be executed, and have full power and authority to complete the transaction contemplated hereunder. This Agreement is executed and delivered by them legally and properly, constitutes legal, valid and binding obligations of them, and is enforceable against them according to its terms.

5.1.3

The Shareholders are the registered legal owner of the Company when this Agreement becomes effective, and there is not any third party’s rights over the Powers, except for the rights created under this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement entered into between the Shareholders, the Company and the WFOE. According to this Agreement, the Proxy can fully and completely exercise the Powers according to the current articles of association of the Company.

5.1.4	The execution, delivery and performance of this Agreement will not:

(1)	conflict with or breach the following documents, or breach the following documents upon receipt of relevant notices or lapse of time:

(a)

the business license, articles of association and permission of the Company, the approval of any government department for the establishment of the Company, any agreement or other constitutional document relating to the establishment of the Company;

(b)	any law of the PRC or other binding laws;

(c)	any contract or other document to which they are a party or by which they are bound or their assets are bound;

(2)

except for the encumbrances specified herein or created for performance hereof, cause the creation of any mortgage or other encumbrances over their assets, or entitle any third party to create any mortgage or other encumbrances over their assets;

(3)

cause any termination of or amendment to the provisions of any contract or other document to which they are a party or by which they are bound or their assets are bound, or entitle any third party to terminate or amend such provisions, thereby adversely affecting the Company’s operations; and

(4)

cause any suspension, revocation, damage, confiscation, or non-renewal of the approval, license, registration, etc. of any government departments applicable to them after expiration thereof, thereby adversely affecting the Company’s operations.

5.1.5

The Shareholders who are natural persons shall have made proper arrangement and signed necessary documents to ensure that when they die, become incapacitated, go into bankruptcy, dissolve their marriage or have other circumstance that may affect the exercise of their equity, their heirs, custodians, creditors, spouses, or other persons that may obtain their equity or relevant rights will not affect or prevent the performance of this Agreement; the Shareholders who are not natural persons shall have made proper arrangement and signed necessary documents to ensure that when they are succeeded by other entities or other circumstances occur which may affect the exercise of their equity, their successors and other persons that may obtain their equity or relevant rights will not affect or prevent the performance of this Agreement.

5.1.6	There is not any pending, or to their knowledge, threatening litigation, arbitration or other judicial or administrative procedure which may affect their capability to perform this Agreement.

(2)	Each of the WFOE and the Company hereby severally represents and warrants that

(a)

It is a limited liability company duly incorporated and validly existing under its place of incorporation who has separate legal personality, has full and separate legal status and capacity to execute, deliver and perform this Agreement, and can sue and be sued.

(b)

It has full internal corporate power and authority to execute, deliver and perform this Agreement and all other documents relating to the transaction contemplated hereunder and to be executed, and has full power and authority to complete the transaction contemplated hereunder.

(3)	The Company further represents and warrants that

(a)

The Shareholders are the registered legal owner of the Company when this Agreement becomes effective, and there is not any third party’s rights over the Powers, except for the rights created under this Agreement, the Equity Pledge Agreement and the Exclusive Option Agreement entered into between the Shareholders, the Company and the WFOE. According to this Agreement, the Proxy can fully and completely exercise the Powers according to the current articles of association of the Company.

6	Effectiveness and Termination of Agreement

6.1	This Agreement becomes effective when the Parties properly sign it.

6.2	This Agreement shall terminate only if:

6.2.1	All equity held by the Shareholders in the Company or all assets of the Company have been transferred to the WFOE and/or any entity or individual designated by the WFOE according to law; or

6.2.2

The WFOE requests termination of this Agreement unilaterally (the WFOE’s right to terminate this Agreement is not subject to any condition, and is owned by the WFOE only. Other Parties have no right to terminate this Agreement unilaterally).

6.3

If any Shareholders transfers its whole equity in the Company upon prior consent of the WFOE, the transferring Shareholder shall procure the transferee to sign an agreement in the substantial content and form of this Agreement (including the exhibits attached hereto) and power of attorney before the closing of the equity transfer. The transferring Shareholder will no longer be a Party hereto, and the other Parties’ rights and covenants hereunder will not be thus affected.

7	Notice

7.1	Any notice, request, demand or other communication required by or made under this Agreement shall be in writing and sent to relevant Parties.

7.2

Where the above notice or other communication is sent by fax or telex, it will be deemed delivered when it is sent. Where the above notice or other communication is sent by personal delivery, it will be deemed delivered when it is submitted in person. Where the above notice or other communication is sent by mail, it will be deemed delivered five (5) days after it is posted.

8	Confidentiality Obligations

8.1

Each Party shall keep strict confidential the business secrets, proprietary information, client information and other confidential information of the other Party obtained during the execution and performance of this Agreement (“Confidential Information”) regardless of whether this Agreement has terminated. The receiving Party shall not disclose any Confidential Information to any third party, except upon prior written consent of the disclosing Party or as required by applicable laws and regulations or the rules of the jurisdiction where the affiliate of a Party is listed. The receiving Party shall not use directly or indirectly any Confidential Information except for purpose of performing this Agreement.

8.2	The following information is not Confidential Information:

(1)	The information obtained by the receiving Party by legal means before the disclosure, which is evidenced by written proof;

(2)	The information that has entered public domain not through the fault of the receiving Party; or

(3)	The information obtained by the receiving Party legally through other channel after receiving the information from the disclosing Party.

8.3

The receiving Party may disclose the Confidential Information to its relevant employees, agents or any engaged professionals, provided that it shall ensure such persons to comply with relevant terms and conditions of this Agreement and shall assume any liability arising from the breach by such persons of relevant terms and conditions of this Agreement.

8.4	Notwithstanding any other provisions hereof, this Article 8 shall survive the termination of this Agreement.

9	Liabilities for Breach of Contract

9.1

The Parties agree and acknowledge that if either Party (“Breaching Party”) materially breaches any provision hereunder, or fails or delays to perform any material obligation hereunder, it will constitute a breach of this Agreement (“Breach”), and the each of other Parties (“Non-breaching Parties”) has the right to request the Breaching Party to correct or take remedial measures within a reasonable period. If the Breaching Party fails to do so within a reasonable period or ten (10) days after the Non-breaching Parties give a written notice requesting correction, then:

9.1.1	If any Shareholder or the Company breaches, the WFOE has the right to terminate this Agreement and request the Breaching Parties (/Party) to compensate any damages;

9.1.2

If the WFOE breaches, the Non-breaching Parties have the right to request the Breaching Party to compensate damages, provided, however, that the Shareholders and the Company have no right to terminate or rescind this Agreement unilaterally, unless the laws provide otherwise.

9.2	Notwithstanding any other provisions hereof, this Article 9 shall survive the termination of this Agreement.

9.3

According to the terms and conditions of the Equity Pledge Agreement made between the Shareholders and the WFOE on the date of this Agreement, the Shareholders will create a pledge over their equity in the Company in favor of the WFOE, to secure the performance by the Company and the Shareholders of the obligations hereunder.

10	Force Majeure

10.1

If either Party fails to perform this Agreement or is unable to perform this Agreement according to its terms due to earthquakes, typhoons, floods, fires, wars, changes in policies or laws and other unforeseen or unpredictable or unavoidable force majeure events, the affected Party shall immediately send a notice by fax, and provide within thirty (30) days the details of the force majeure event and the supporting documents of the reasons why this agreement cannot be performed or the performance needs to be delayed. Such supporting documents must be issued by a notary institution in the area where the force majeure event occurs. The Party affected by the force majeure event shall take appropriate measures to reduce or eliminate the impact of the force majeure event, and shall strive to resume the performance of obligations that have been delayed or hindered due to the force majeure event. Based on the extent of the force majeure event’s impact on the performance of this Agreement, the Parties will agree on whether this Agreement should be partially exempted from performance or postponed. Neither Party shall be liable for compensation for the economic losses caused to any Party by the force majeure event.

11	Miscellaneous

10.1	This Agreement is written in Chinese. This Agreement is made in thirteen (13) counterparts, with each Party holding one (1) counterpart, and the remaining counterparts maintained by the WFOE.

10.2	The conclusion, validity, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC Laws.

10.3

Any dispute arising from or relating to this Agreement shall be resolved first through the friendly negotiation between the Parties. If the Parties fail to reach an agreement on the dispute within thirty (30) days after occurrence of the dispute, either Party may submit the dispute to Guangzhou Arbitration Commission for arbitration according to the arbitration rules of the Commission effective at the time of submission. The arbitration will be carried out in Guangzhou in Chinese. If the Company and/or the Shareholders are required to assume relevant liabilities, the Commission has the right to decide that the Shareholders’ equity in the Company or their assets shall be used to compensate the WFOE, to grant injunctions to the WFOE (such as for the need of business or compulsory transfer of assets), or to order the liquidation of the Company. To support the enforcement of the arbitration award, before submitting the dispute for arbitration, when waiting for the constitution of the arbitration tribunal, before the arbitration award is made, or in other circumstances, the Parties have the right to apply for interim remedies to the people’s court, Hong Kong court or Cayman Islands court at the WFOE’s place of incorporation, the Company’s place of incorporation and the place where the Company’s assets are located directly or through the Commission, and the above courts have the corresponding jurisdiction.

10.4

Any rights, powers and remedies granted to either Party under any provision of this Agreement shall not preclude any other rights, powers or remedies granted to the Party under laws or other provisions hereof. No exercise by either Party of its rights, powers or remedies will preclude the exercise by the Party of other rights, powers or remedies.

10.5

No failure or delay to exercise by either Party of its rights, powers or remedies under this Agreement or laws (“Party’s Rights”) will constitute waiver of such rights, and no single or partial waiver of the Party’s Rights will preclude exercise by the Party of such rights in other way or of other rights.

10.6	The headings hereof are inserted for reference only, and shall not be used for or affect the interpretation of any provisions hereof.

10.7

The provisions hereof are severable and independent from other provisions. If any or several provisions hereof are decided invalid, illegal or unenforceable at any time, the validity, legality and enforceability of other provisions hereof shall not be affected.

10.8

Any modification or supplement to this Agreement must be made in writing. The WFOE has the right to independently decide to modify or supplement any provisions of this Agreement in accordance with the requirements of the relevant regulatory authorities or other considerations. Upon the WFOE issues a written notice on the amendment or supplement to this Agreement, the other Parties shall sign the amended and supplemented agreement in accordance with the requirements of the WFOE.

10.9

Without prior written consent of the WFOE, the other Parties shall not transfer its right and/or obligation hereunder to any third party. When and only if the WFOE is not permitted to act as a Party to this Agreement under the PRC Laws, the WFOE has the right to transfer its rights and/or obligations hereunder to any third party designated by it after notifying other Parties. Any such transfer shall include all rights and/or obligations of the WFOE hereunder, and the transferee shall be deemed an original Party to this Agreement. Other Parties shall, when requested by the WFOE, sign all necessary agreements and other documents required for completion of such transfer.

10.10	This Agreement shall bind and inure to the benefit of the legal assigns or heirs/successors of the Parties.

10.11	The Parties undertake to declare and pay the taxes involved in the transaction contemplated hereunder.

[The remainder of this page is intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, this Amended and Restated Voting Rights Proxy Agreement is signed by the following Parties on the date first written above.

Purple Gas Was Shown Limited Partnership (seal)

By:	/s/ Li Cong

Name: Li Cong

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Hangzhou Xianfeng Qiyun Investment Limited Partnership (seal)

By:	/s/ Wang Shiyu

Name: Wang Shiyu

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Xiamen SAIF Equity Investment Partnership (Limited Partnership) (seal)

By:	/s/ Wang Shiyu

Name: Wang Shiyu

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Shenzhen Futian SAIF Dynamiques Equity Investment Fund Partnership (Limited Partnership) (seal)

By:	/s/ Jin Fengchun

Name: Jin Fengchun

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Guangzhou Yilian Equity Investment Partnership (Limited Partnership) (seal)

By:	/s/ Wang Shumin

Name: Wang Shumin

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Beijing Liangjun Ruize Management Center (seal)

By:	/s/ Liang Jun

Name: Liang Jun

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Beijing Liangjun Hongze Management Center (seal)

By:	/s/ Liang Jun

Name: Liang Jun

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Beijing Liangjun Junze Management Center (seal)

By:	/s/ Liang Jun

Name: Liang Jun

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Beijing Liangjun Huize Management Center (seal)

By:	/s/ Liang Jun

Name: Liang Jun

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Goldjet Logistics Group Co., Ltd (seal)

By:	/s/ Gao Jie

Name: Gao Jie

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Guangzhou Transasia Trading Co., Ltd (seal)

By:	/s/ Bai Pingsan

Name: Bai Pingsan

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Guangzhou Onion Vogue Group Co., Ltd (seal)

By:	/s/ Bai Pingsan

Name: Bai Pingsan

[Signature page of the Amended and Restated Voting Rights Proxy Agreement]

Exhibit 1:

Basic Information of the Company

Company name	Guangzhou Onion Vogue Group Co., Ltd
Registered address	3-05-2, No.309, Middle Huangpu Avenue, Tianhe District, Guangzhou
Registered capital	RMB 193,500,000
Legal representative	Bai Pingsan

Shareholding structure:

Shareholder name	Capital contribution (RMB ten thousand)	Shareholding structure	Uniform social credit code
Purple Gas Was Shown Limited Partnership	12298.0086	63.5556%	[***]
Hangzhou Xianfeng Qiyun Investment Limited Partnership	2097.9657	10.8422%	[***]
Guangzhou Yilian Equity Investment Partnership (Limited Partnership)	1258.7756	6.5053%	[***]
Xiamen SAIF Equity Investment Partnership (Limited Partnership)	858.2693	4.4355%	[***]
Shenzhen Futian SAIF Dynamiques Equity Investment Fund Partnership (Limited Partnership)	858.2693	4.4355%	[***]
Beijing Liangjun Ruize Management Center	370.2816	1.9136%	[***]
Beijing Liangjun Huize Management Center	374.0935	1.9333%	[***]
Beijing Liangjun Hongze Management Center	193.0936	0.9979%	[***]
Beijing Liangjun Junze Management Center	733.7907	3.7922%	[***]
Goldjet Logistics Group Co., Ltd	307.4521	1.5889%	[***]
Total	19,350	100%	—

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Purple Gas Was Shown Limited Partnership (the “Principal”, with its domicile at Room 207-1, No. 66, Longfeng Avenue, Sicundian Town, Wuqing District, Tianjin (centralized office area) and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Purple Gas Was Shown Limited Partnership (seal)

Signature: By: /s/ Li Cong
Name: Li Cong

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Hangzhou Xianfeng Qiyun Investment Limited Partnership (the “Principal”, with its domicile at Room 402-11, Area 1, Sealand World Trade Center, 28 Yingchun South Road, Tonglu County, Zhejiang Province and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Hangzhou Xianfeng Qiyun Investment Limited Partnership (seal)

Signature: /s/ Wang Shiyu
Name: Wang Shiyu

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Shenzhen Futian SAIF Dynamiques Equity Investment Fund Partnership (Limited Partnership) (the “Principal”, with its domicile at Room 2015, Jinzhonghuan International Business Building, 3037 Jintian Road, Fuan Community, Futian Street, Futian District, Shenzhen and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Shenzhen Futian SAIF Dynamiques Equity Investment Fund Partnership (Limited Partnership) (seal)

Signature: /s/ Jin Fengchun
Name: Jin Fengchun

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Xiamen SAIF Equity Investment Partnership (Limited Partnership) (the “Principal”, with its domicile at Room 1520, 15th Floor, Financial Center Building, Siming District, Xiamen and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Xiamen SAIF Equity Investment Partnership (Limited Partnership) (seal)

Signature: /s/ Yan Yan
Name: Yan Yan

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Guangzhou Yilian Equity Investment Partnership (Limited Partnership) (the “Principal”, with its domicile at Room 2805, Building B-1, North Area, Wanda Commercial Plaza, Wanbo Business Zone, No. 79, Wanbo 2nd Road, Nancun Town, Panyu District, Guangzhou and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Guangzhou Yilian Equity Investment Partnership (Limited Partnership) (seal)

Signature: /s/ Wang Shumin
Name: Wang Shumin

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Beijing Liangjun Ruize Management Center (the “Principal”, with its domicile at Room 368, 2nd Floor, Building 1, No. 56, Zhaoquanying Section, Changjin Road, Zhaoquanying Town, Shunyi District, Beijing and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(1)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(2)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Beijing Liangjun Ruize Management Center (seal)

Signature: /s/ Liang Jun
Name: Liang Jun

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Beijing Liangjun Hongze Management Center (the “Principal”, with its domicile at Room 369, 2nd Floor, Building 1, No. 56, Zhaoquanying Section, Changjin Road, Zhaoquanying Town, Shunyi District, Beijing and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(3)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(4)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(5)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(6)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Beijing Liangjun Hongze Management Center (seal)

Signature: /s/ Liang Jun
Name: Liang Jun

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Beijing Liangjun Junze Management Center (the “Principal”, with its domicile at Room 370, 2nd Floor, Building 1, No. 56, Zhaoquanying Section, Changjin Road, Zhaoquanying Town, Shunyi District, Beijing and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Beijing Liangjun Junze Management Center (seal)

Signature: /s/ Liang Jun
Name: Liang Jun

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Beijing Liangjun Huize Management Center (the “Principal”, with its domicile at Room 371, 2nd Floor, Building 1, No. 56, Zhaoquanying Section, Changjin Road, Zhaoquanying Town, Shunyi District, Beijing and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Beijing Liangjun Huize Management Center (seal)

Signature: /s/ Liang Jun
Name: Liang Jun

September 26, 2020

Exhibit II:

Power of Attorney

This power of attorney (“POA”) is signed by Goldjet Logistics Group Co., Ltd (the “Principal”, with its domicile at Room 308, No. 158 Guangyuan Middle Road, Baiyun District, Guangzhou and its uniform social credit code [***]) on September 26, 2020 and issued to Guangzhou Transasia Trading Co., Ltd (“WFOE”, and its successor or the liquidator in place of the WFOE, if any) or its designated person (including but not limited to the directors of the WFOE, but excluding any person that may have conflict of interest) (“Proxy”).

Upon the confirmation of the WFOE, the Principal hereby grant to the Proxy a general and exclusive authority to act as its agent and exercise, in its name, the following powers, as a shareholder of Guangzhou Onion Vogue Group Co., Ltd (“Company”):

(1)	As the Agent of the Principal, proposing to convene and attend the Company’s shareholders meeting in accordance with the law and the Company’s articles of association;

(2)

On behalf of the Principal, exercising all shareholder’s rights and shareholder’s voting rights on all matters that need to be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the Company’s legal representatives, directors and shareholder-representative supervisors, sales, transfers, pledges, and disposals of all or part of the Principal’s equity in the Company, amendment of the Company’s articles of association;

(3)

Exercising any other shareholder’s rights and shareholder’s voting rights in accordance with the law and the Company’s articles of association (including any other shareholder’s rights and shareholder’s voting rights stipulated in the amended applicable laws and the articles of association of the Company);

(4)

signing the notice of the shareholders’ meeting and the meeting minutes and resolutions on behalf of the Principal, and submitting the documents required for approval, registration and filing related to the Company’s operation to relevant government departments (including the company registration management department) on behalf of the Principal.

This POA becomes effective when it is signed. The Principal hereby irrevocably acknowledges that without the express written authorization of the WFOE, the Proxy shall not exercise the above rights in its sole discretion, and unless the WFOE issues an order to replace the Proxy to the Principal, this POA shall remain effective until the Proxy Agreement made between the WFOE, the Company and the shareholders of the Company on September 26, 2020 expires or early terminates.

Goldjet Logistics Group Co., Ltd (seal)

Signature: /s/ Gao Jie
Name: Gao Jie

September 26, 2020